[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) TECHNOLOGY
                     FUND

                     ANNUAL REPORT o AUGUST 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 30 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  6
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 28
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this, it is just over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
As summer fades into fall, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in late 2002 and next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the potential for war with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    September 17, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
     David A. Antonelli

For the 12 months ended August 31, 2002, Class A shares of the fund provided a total return of -41.53%, Class B shares -41.94%, Class C shares -41.94%, and Class I shares -41.33%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a return over the same period of -41.16% for the fund's benchmark, the Merrill Lynch 100 Technology Index. The Merrill Lynch 100 Technology Index is a modified equal-weighted index that consists of 100 U.S.- traded technology companies. The components of the index are based on market capitalization ranking and need to have over $12.5 million in daily trading volume to qualify. During the same period, the average science and technology fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -39.69%.

Q. TECHNOLOGY STOCKS CONTINUED TO SLIDE DURING THE PERIOD. TO WHAT DO YOU ATTRIBUTE THIS PERFORMANCE?

A. In a nutshell, a lack of corporate and consumer spending on technology. Companies that would normally be refreshing older technology or purchasing new technology have been feeling the pinch of a tough economic climate. Their earnings are down, and they have less available cash to spend. Until earnings pick up, we feel capital expenditures likely will continue to be postponed. Add to this that the consumer isn't spending on technology either. Clearly, this is a difficult environment; however, it doesn't make the returns any easier to accept.

Q.  HOW WILL THE RECENT MANAGEMENT CHANGE IMPACT THE FUND GOING FORWARD?

A. We believe it will probably have minimal impact. Although the fund's management has changed from an individual manager to a team-managed approach, the basis for our investment approach remains intact. Our team of technology analysts, under my direction as Director of Global Equity Research, has assumed the management responsibilities for the fund and will continue to rely on the MFS Original Research(R) process to try and uncover the most attractive investment opportunities in the technology sector to us. Similar to many of our other funds, our team of technology analysts contributes their best research and investment ideas to the portfolio. We are confident that the strength of our team will allow us to maintain a disciplined investment process with the goal of providing consistent long-term investment performance.

Q.  HOW HAVE THE FUND'S HOLDINGS CHANGED?

A. The fund is more conservatively positioned than a year ago, which has helped fund performance relative to its benchmark. Earlier in the period, we had invested heavily in small- and mid-cap companies, but as corporate spending failed to materialize, we realigned the portfolio to favor larger names. We believe that there is greater certainty for the survival of larger, well-established companies that have the resources to sustain themselves through a tough environment.

Q.  WHAT HURT PERFORMANCE?

A. Believing that the economy was turning around in the latter half of 2001, we were more aggressively invested and held larger positions in smaller companies than we did at the end of the period. On an individual security basis, VeriSign hurt us the most. Growth in its core business slowed, and we simply owned too much of it when its price declined. Sluggish information technology spending by corporations has led to longer sales cycles and the sales that were made tended to be smaller. Comverse Technology and Peoplesoft are two examples of companies we owned that suffered during this time.

Q.  WHAT WERE THE BRIGHT SPOTS?

A. Our investments in the data storage area worked well. Companies continued to generate data whether times are good or bad, and that data needs to be stored. The contractual fees companies pay for storage services provided a steady revenue stream to companies such as Network Appliance. Although past performance is no guarantee of future results, we continue to favor data storage companies because they historically have been solid performers in down times. As mentioned previously, the changes in the fund's positioning also helped performance.

Q.  WHAT ARE YOUR NEAR-TERM AND LONG-TERM VIEWS FOR TECHNOLOGY?

A. Near term, we are still cautious. Spending by corporations and consumers is key to the future, in our view. Otherwise, we'll stay with our more conservative holdings. Coming into the holiday buying season -- seasonally the strongest for consumer technology -- we feel we may see an increase in consumer spending on items such as computers, DVDs and cameras.

    Longer term, the most compelling argument for technology, we think, is that it saves companies money. We believe that, over time, the winners in almost any industry will be those that can leverage technology better than their competitors. Although we may never again see the kind of growth we saw a few years ago, we do believe that technology will lead the overall economy long term.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS global equity research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

Note to Shareholders: Effective April, 2002, the committee of global equity research under the general supervision of David A. Antonelli, Director of Global Equity Research began managing the fund. The fund was previously managed by David Sette-Ducati.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   FUND FACTS
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  OBJECTIVE:                     SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         JANUARY 2, 1997

  CLASS INCEPTION:               CLASS A  JANUARY 2, 1997
                                 CLASS B  APRIL 14, 2000
                                 CLASS C  APRIL 14, 2000
                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $92.7 MILLION NET ASSETS AS OF AUGUST 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2002. Index information is from January 1, 1997.)

                           MFS Technology        Merrill Lynch 100
                           Fund - Class A        Technology Index
            "1/97"           $ 9,425                  $10,000
            "8/97"            11,810                   12,101
            "8/98"            11,738                   10,277
            "8/99"            19,397                   24,656
            "8/00"            36,453                   49,392
            "8/01"            14,211                   16,994
            "8/02"             8,309                   10,000

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2002
CLASS A
                                                         1 Year       3 Years       5 Years         Life*
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
Cumulative Total Return Excluding Sales Charge          -41.53%       -57.17%       -29.65%       -11.85%
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Average Annual Total Return Excluding Sales
Charge                                                  -41.53%       -24.62%       - 6.79%       - 2.20%
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Average Annual Total Return Including Sales
Charge                                                  -44.90%       -26.09%       - 7.89%       - 3.22%
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
CLASS B
                                                         1 Year       3 Years       5 Years         Life*
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
Cumulative Total Return Excluding Sales Charge          -41.94%       -57.87%       -30.81%       -13.30%
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Average Annual Total Return Excluding Sales
Charge                                                  -41.94%       -25.04%       - 7.10%       - 2.49%
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Average Annual Total Return Including Sales
Charge                                                  -44.26%       -25.64%       - 7.37%       - 2.61%
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
CLASS C
                                                         1 Year       3 Years       5 Years         Life*
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
Cumulative Total Return Excluding Sales Charge          -41.94%       -57.86%       -30.79%       -13.28%
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Average Annual Total Return Excluding Sales
Charge                                                  -41.94%       -25.03%       - 7.10%       - 2.49%
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Average Annual Total Return Including Sales
Charge                                                  -42.52%       -25.03%       - 7.10%       - 2.49%
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
CLASS I
                                                         1 Year       3 Years       5 Years         Life*
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
Cumulative Total Return (No Sales Charge)               -41.33%       -56.58%       -28.68%       -10.63%
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Average Annual Total Return (No Sales Charge)           -41.33%       -24.27%       - 6.54%       - 1.97%
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
COMPARATIVE INDICES(+)
                                                         1 Year       3 Years       5 Years         Life*
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
Average science and technology fund+                    -39.69%       -26.28%       - 4.76%       - 1.73%
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Merrill Lynch 100 Technology Index #                    -41.16%       -25.98%       - 3.74%         0.00%
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  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2002. Index information is from January 1, 1997.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B and C share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to Class B and C. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in small and/or emerging growth companies is riskier than investing in more-established companies.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2002

FIVE LARGEST STOCK INDUSTRIES

              COMPUTER SOFTWARE                    19.3%
              ELECTRONICS                          18.3%
              BUSINESS SERVICES                    16.9%
              NETWORK & TELECOMMUNICATIONS         14.5%
              PCs & PERIPHERALS                    13.2%

TOP 10 STOCK HOLDINGS
INTERNATIONAL BUSINESS MACHINES CORP.  7.0%     AOL TIME WARNER, INC.  4.3%
Computer and business equipment company         Publishing, entertainment, and Internet Services
                                                conglomerate
CISCO SYSTEMS, INC.  6.8%
Computer network developer                      FIRST DATA CORP.  3.7%
                                                Provider of outsourced processing of financial
DELL COMPUTER CORP.  6.8%                       transactions
Direct-marketing computer systems company
                                                HEWLETT-PACKARD CO.  3.5%
ORACLE CORP.  5.6%                              Computer product, technology, and service
Systems and business applications software      provider
firm
                                                MOTOROLA, INC.  3.3%
MICROSOFT CORP.  4.7%                           Manufacturer of communications and electronics
Computer software and systems company           products

                                                INTEL CORP.  3.3%
                                                Semiconductor manufacturer

The portfolio is actively managed and holdings are subject to change.

PORTFOLIO OF INVESTMENTS -- August 31, 2002

Stocks - 94.9%
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ISSUER                                                                    SHARES                   VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 86.7%
  Computer Hardware - Systems - 19.0%
    Dell Computer Corp.*                                                 224,333             $ 5,969,501
    Hewlett-Packard Co.                                                  227,783               3,059,126
    International Business Machines Corp.                                 81,591               6,150,329
    Lexmark International, Inc.*                                          45,030               2,125,416
    Network Appliance, Inc.*                                              27,492                 262,274
                                                                                             -----------
                                                                                             $17,566,646
--------------------------------------------------------------------------------------------------------
  Computer Services - 8.7%
    Automatic Data Processing, Inc.                                       65,388             $ 2,469,705
    Ceridian Corp.*                                                       92,830               1,491,778
    CheckFree Corp.*                                                      59,044                 730,374
    Computer Sciences Corp.*                                              23,309                 858,470
    CSG Systems International, Inc.*                                      20,200                 240,178
    Electronic Data Systems Corp.                                         33,511               1,349,153
    Sabre Group Holdings, Inc., "A"*                                      24,600                 661,986
    SunGard Data Systems, Inc.*                                            8,635                 212,853
                                                                                             -----------
                                                                                             $ 8,014,497
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  Computer Software - Personal Computers - 5.9%
    Intuit, Inc.*                                                         26,786             $ 1,195,459
    Microsoft Corp.*                                                      84,500               4,147,260
    Nvidia Corp.*                                                          9,256                  93,538
                                                                                             -----------
                                                                                             $ 5,436,257
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 10.4%
    Adobe Systems, Inc.                                                   10,266             $   206,347
    Cadence Design Systems, Inc.*                                         39,813                 536,281
    Citrix Systems, Inc.*                                                235,618               1,484,393
    Cognos, Inc.*                                                         31,700                 572,185
    Mercury Interactive Corp.*                                             5,710                 145,091
    Oracle Corp.*                                                        518,558               4,972,971
    Sybase, Inc.*                                                         27,700                 388,077
    Symantec Corp.*                                                       40,678               1,163,391
    Veritas Software Corp.*                                               10,434                 168,927
                                                                                             -----------
                                                                                             $ 9,637,663
--------------------------------------------------------------------------------------------------------
  Electronics - 16.4%
    Agilent Technologies, Inc.*                                           35,800             $   480,794
    Analog Devices, Inc.*                                                 57,100               1,376,110
    Applied Materials, Inc.*                                              69,382                 926,943
    Cymer, Inc.*                                                           7,638                 184,840
    Fairchild Semiconductor International Co.*                            45,900                 554,013
    Flextronics International Ltd.*                                       68,200                 645,854
    Intel Corp.                                                          174,123               2,902,630
    International Rectifier Corp.*                                        10,069                 219,101
    Intersil Holding Corp.*                                              100,602               1,702,186
    Jabil Circuit, Inc.*                                                  19,600                 366,716
    Linear Technology Corp.                                               29,300                 768,246
    Maxim Integrated Products, Inc.*                                      23,643                 747,355
    Novellus Systems, Inc.*                                               24,312                 594,672
    Sanmina Corp.*                                                        66,300                 234,702
    Tektronix, Inc.*                                                      25,382                 440,632
    Texas Instruments, Inc.                                              138,809               2,734,537
    Veeco Instruments, Inc.*                                              27,600                 361,560
                                                                                             -----------
                                                                                             $15,240,891
--------------------------------------------------------------------------------------------------------
  Entertainment - 4.1%
    AOL Time Warner, Inc.*                                               303,501             $ 3,839,288
--------------------------------------------------------------------------------------------------------
  Financial Services - 5.8%
    Bisys Group, Inc.*                                                    41,076             $ 1,046,617
    Concord EFS, Inc.*                                                    18,871                 385,157
    First Data Corp.                                                      94,436               3,281,651
    Jack Henry & Associates, Inc.                                         39,100                 638,112
                                                                                             -----------
                                                                                             $ 5,351,537
--------------------------------------------------------------------------------------------------------
  Internet - 0.4%
    Amazon.com, Inc.*                                                     27,327             $   408,265
--------------------------------------------------------------------------------------------------------
  Technology - 1.3%
    Fei Co.*                                                              14,900             $   261,078
    Macrovision Corp.*                                                    67,680                 936,691
                                                                                             -----------
                                                                                             $ 1,197,769
--------------------------------------------------------------------------------------------------------
  Telecommunications - 14.7%
    Advanced Fibre Communications, Inc.*                                  25,359             $   447,333
    Amdocs Ltd.*                                                          66,100                 508,309
    Brocade Communications Systems, Inc.*                                 29,463                 426,329
    Cisco Systems, Inc.*                                                 434,363               6,002,897
    Emulex Corp.*                                                         57,815                 975,917
    Motorola, Inc.                                                       244,485               2,933,820
    QLogic Corp.*                                                         38,880               1,304,424
    Qualcomm, Inc.*                                                       34,839                 965,389
    Tekelec Co.*                                                           9,500                  93,280
                                                                                             -----------
                                                                                             $13,657,698
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $80,350,511
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 8.2%
  Bermuda - 1.7%
    Accenture Ltd. (Business Services)*                                   95,000             $ 1,562,750
--------------------------------------------------------------------------------------------------------
  Canada - 0.8%
    Celestica, Inc. (Electronics)*                                        32,000             $   735,040
--------------------------------------------------------------------------------------------------------
  Finland - 2.0%
    Nokia Corp., ADR (Telecommunications)                                141,328             $ 1,878,249
--------------------------------------------------------------------------------------------------------
  France - 1.1%
    Business Objects SA, ADR (Computer Software - Services)*              20,200             $   386,224
    Wavecom SA, ADR (Telecommunications)*                                 14,100                 615,465
                                                                                             -----------
                                                                                             $ 1,001,689
--------------------------------------------------------------------------------------------------------
  Israel - 0.2%
    Check Point Software Technologies Ltd. (Computer Software)*           10,187             $   170,643
--------------------------------------------------------------------------------------------------------
  Japan - 1.0%
    Sega Corp. (Entertainment)*                                           37,900       $       908,310
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.4%
    STMicroelectronics NV (Electronics)                                   65,200             $ 1,313,128
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $ 7,569,809
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $107,417,594)                                                 $87,920,320
--------------------------------------------------------------------------------------------------------

Convertible Bond - 0.6%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 0.6%
  Telecommunications - 0.6%
    Brocade Communications Systems, Inc., 2s, 2007##
      (Identified Cost, $730,000)                                       $    730             $   533,812
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.3%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 8/30/02, due 9/03/02,
      total to be received $4,036,807 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account),
      at Cost                                                           $  4,036             $ 4,036,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $112,183,594)                                            $92,490,132

Other Assets, Less Liabilities - 0.2%                                                            170,233
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $92,660,365
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $112,183,594)           $  92,490,132
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        14,216,442
  Cash                                                                    6,082
  Receivable for investments sold                                     1,641,674
  Receivable for fund shares sold                                       112,521
  Interest and dividends receivable                                      32,874
  Other assets                                                               37
                                                                  -------------
      Total assets                                                $ 108,499,762
                                                                  -------------
Liabilities:
  Payable for investments purchased                               $   1,401,406
  Payable for fund shares reacquired                                    196,657
  Collateral for securities loaned, at value                         14,216,442
  Payable to affiliates -
    Management fee                                                        3,884
    Reimbursement fee                                                    17,931
    Distribution and service fee                                          3,077
                                                                  -------------
      Total liabilities                                           $  15,839,397
                                                                  -------------
Net assets                                                        $  92,660,365
                                                                  =============
Net assets consist of:
  Paid-in capital                                                 $ 280,802,883
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (19,692,767)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (168,449,751)
                                                                  -------------
      Total                                                       $  92,660,365
                                                                  =============
Shares of beneficial interest outstanding                            14,903,055
                                                                  =============
Class A shares:
  Net asset value per share
    (net assets of $53,142,219 / 8,502,117 shares of
     beneficial interest outstanding)                                 $6.25
                                                                      =====
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                       $6.63
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $25,997,070 / 4,218,250 shares of
     beneficial interest outstanding)                                 $6.16
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $10,476,366 / 1,701,585 shares of
     beneficial interest outstanding)                                 $6.16
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $3,044,710 / 481,103 shares of
     beneficial interest outstanding)                                 $6.33
                                                                      =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $    187,459
    Dividends                                                           107,848
    Income on securities loaned                                          80,183
    Foreign taxes withheld                                               (7,668)
                                                                   ------------
      Total investment income                                      $    367,822
                                                                   ------------
  Expenses -
    Management fee                                                 $    966,342
    Trustees' compensation                                               50,597
    Shareholder servicing agent fee                                     128,777
    Distribution and service fee (Class A)                              239,287
    Distribution and service fee (Class B)                              397,537
    Distribution and service fee (Class C)                              159,761
    Administrative fee                                                   12,790
    Custodian fee                                                        59,344
    Printing                                                             78,117
    Postage                                                              59,387
    Auditing fees                                                        30,974
    Legal fees                                                            8,283
    Miscellaneous                                                       402,650
                                                                   ------------
      Total expenses                                               $  2,593,846
    Fees paid indirectly                                                (16,795)
    Reduction of expenses by investment adviser                        (296,512)
                                                                   ------------
      Net expenses                                                 $  2,280,539
                                                                   ------------
        Net investment loss                                        $ (1,912,717)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(74,735,315)
    Foreign currency transactions                                        (1,633)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(74,736,948)
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $  9,082,469
    Translation of assets and liabilities in foreign currencies             561
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $  9,083,030
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(65,653,918)
                                                                   ------------
          Decrease in net assets from operations                   $(67,566,635)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   2002                        2001
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $ (1,912,717)              $  (1,848,743)
  Net realized loss on investments and foreign currency
    transactions                                                 (74,736,948)                (91,220,857)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           9,083,030                 (57,013,774)
                                                                ------------               -------------
    Decrease in net assets from operations                      $(67,566,635)              $(150,083,374)
                                                                ------------               -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                             $       --                 $    (642,428)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                     --                      (485,607)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                     --                      (229,243)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                     --                       (86,052)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                             --                    (1,110,760)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                             --                      (839,616)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                             --                      (396,363)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                             --                      (148,783)
  From paid-in capital (Class A)                                        --                          (470)
  From paid-in capital (Class B)                                        --                          (356)
  From paid-in capital (Class C)                                        --                          (168)
  From paid-in capital (Class I)                                        --                           (63)
                                                                ------------               -------------
    Total distributions declared to shareholders                $       --                 $  (3,939,909)
                                                                ------------               -------------
Net increase in net assets from fund share transactions         $ 26,844,551               $ 152,552,949
                                                                ------------               -------------
      Total decrease in net assets                              $(40,722,084)              $  (1,470,334)
Net assets:
  At beginning of period                                         133,382,449                 134,852,783
                                                                ------------               -------------
  At end of period (including accumulated net investment
    loss of $0 and $7,100, respectively)                        $ 92,660,365               $ 133,382,449
                                                                ============               =============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                  2002             2001            2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $10.70          $ 28.03          $18.34          $11.49          $12.53
                                                     ------          -------          ------          ------          ------
Income from investment operations# -
  Net investment loss(S)                             $(0.11)        $  (0.14)         $(0.17)         $(0.08)         $(0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (4.34)          (16.69)          14.44            7.44           (0.10)
                                                     ------          -------          ------          ------          ------
      Total from investment operations               $(4.45)         $(16.83)         $14.27          $ 7.36          $(0.13)
                                                     ------          -------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $  --           $   --           $  --           $  --           $(0.91)
  From net realized gain on investments and
    foreign currency transactions
                                                        --             (0.18)          (4.58)          (0.51)            --
  In excess of net realized gain on investments
    and foreign currency transactions                   --             (0.32)            --              --              --
  From paid-in capital                                  --               -- +++          --              --              --
                                                     ------          -------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $  --            $(0.50)         $(4.58)         $(0.51)         $(0.91)
                                                     ------          -------          ------          ------          ------
Net asset value - end of period                      $ 6.25          $ 10.70          $28.03          $18.34          $11.49
                                                     ======          =======          ======          ======          ======
Total return(+)                                      (41.53)%         (61.02)%         87.93%          65.25%          (0.61)%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                           1.51%            1.52%           1.40%           1.17%           0.88%
  Net investment loss                                 (1.22)%          (0.87)%         (0.81)%         (0.83)%         (0.19)%
Portfolio turnover                                      210%             413%            294%            104%             29%
Net assets at end of period (000 Omitted)           $53,142          $66,358         $57,382          $1,658          $1,045

  (S) Effective April 14, 2000, subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to April 14, 2000, the investment adviser and the distributor waived their fees. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                          $(0.13)        $  (0.14)         $(0.27)         $(0.20)         $(0.21)
        Ratios (to average net assets):
          Expenses##                                   1.74%            1.55%           1.84%           2.42%           2.18%
          Net investment loss                         (1.45)%          (0.90)%         (1.25)%         (2.08)%         (1.49)%
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                           ---------------------------------             AUGUST 31,
                                                                   2002                 2001                  2000*
-------------------------------------------------------------------------------------------------------------------
                                                                CLASS B
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                            $10.61              $ 27.95                 $17.86
                                                                 ------              -------                 ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.17)              $(0.25)                $(0.14)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (4.28)              (16.64)                 10.23
                                                                 ------              -------                 ------
      Total from investment operations                           $(4.45)             $(16.89)                $10.09
                                                                 ------              -------                 ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                        $ --                 $(0.17)                $ --
  In excess of net realized gain on investments and
    foreign currency transactions                                  --                  (0.28)                  --
  From paid-in capital                                             --                   --  +++                --
                                                                 ------              -------                 ------
  Total distributions declared to shareholders                   $ --                 $(0.45)                $ --
                                                                 ------              -------                 ------
Net asset value - end of period                                  $ 6.16              $ 10.61                 $27.95
                                                                 ======              =======                 ======
Total return                                                     (41.94)%             (61.28)%                56.49%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       2.16%                2.17%                  2.14%+
  Net investment loss                                             (1.87)%              (1.52)%                (1.52)%+
Portfolio turnover                                                  210%                 413%                   294%
Net assets at end of period (000 Omitted)                       $25,997              $44,369                $48,845

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                      $(0.19)              $(0.25)                $(0.18)
        Ratios (to average net assets):
          Expenses##                                               2.39%                2.20%                  2.58%+
          Net investment loss                                     (2.10)%              (1.55)%                (1.96)%+
  * For the period from the inception of Class B, April 14, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                           ---------------------------------             AUGUST 31,
                                                                   2002                 2001                  2000*
-------------------------------------------------------------------------------------------------------------------
                                                                CLASS C
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                            $10.61              $ 27.95                 $17.86
                                                                 ------              -------                 ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.17)              $(0.25)                $(0.15)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (4.28)              (16.64)                 10.24
                                                                 ------              -------                 ------
      Total from investment operations                           $(4.45)             $(16.89)                $10.09
                                                                 ------              -------                 ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                        $  --                $(0.17)                $  --
  In excess of net realized gain on investments and
    foreign currency transactions                                   --                 (0.28)                   --
  From paid-in capital                                              --                   -- +++                 --
                                                                 ------              -------                 ------
  Total distributions declared to shareholders                   $  --                $(0.45)                $  --
                                                                 ------              -------                 ------
Net asset value - end of period                                  $ 6.16              $ 10.61                 $27.95
                                                                 ======              =======                 ======
Total return                                                     (41.94)%             (61.27)%                56.49%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       2.16%                2.17%                  2.14%+
  Net investment loss                                             (1.87)%              (1.52)%                (1.52)%+
Portfolio turnover                                                  210%                 413%                   294%
Net assets at end of period (000 Omitted)                       $10,476              $17,298                $17,410

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                      $(0.19)              $(0.25)                $(0.19)
        Ratios (to average net assets):
          Expenses##                                               2.39%                2.20%                  2.58%+
          Net investment loss                                     (2.10)%              (1.55)%                (1.96)%+
  * For the period from the inception of Class C, April 14, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              2002              2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $10.79           $ 28.08           $18.34           $11.50           $12.53
                                                 ------           -------           ------           ------           ------
Income from investment operations# -
  Net investment loss(S)                         $(0.08)           $(0.09)          $(0.12)          $(0.22)          $(0.02)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (4.38)           (16.68)           14.44             7.57            (0.10)
                                                 ------           -------           ------           ------           ------
      Total from investment operations           $(4.46)          $(16.77)          $14.32           $ 7.35           $(0.12)
                                                 ------           -------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $ --              $  --            $  --            $  --             $(0.91)
  From net realized gain on investments
    and foreign currency transactions
                                                   --               (0.19)           (4.58)           (0.51)            --
  In excess of net realized gain on
    investment and foreign currency
    transactions                                   --               (0.33)            --               --               --
  From paid-in capital                             --                --  +++          --               --               --
                                                 ------           -------           ------           ------           ------
      Total distributions declared to
        shareholders                             $ --              $(0.52)          $(4.58)          $(0.51)          $(0.91)
                                                 ------           -------           ------           ------           ------
Net asset value - end of period                  $ 6.33           $ 10.79           $28.08           $18.34           $11.50
                                                 ======           =======           ======           ======           ======
Total return                                     (41.33)%          (60.69)%          88.31%           65.25%           (0.61)%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                       1.16%             1.17%            1.09%            1.17%            0.88%
  Net investment loss                             (0.87)%           (0.53)%          (0.57)%          (0.84)%          (0.18)%
Portfolio turnover                                  210%              413%             294%             104%              29%
Net assets at end of period (000 Omitted)        $3,045            $5,357          $11,216           $2,530           $1,796

  (S) Effective April 14, 2000, subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to April 14, 2000, the investment adviser waived its fee. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                      $(0.10)           $(0.10)          $(0.21)          $(0.41)          $(0.20)
        Ratios (to average net assets):
          Expenses##                               1.39%             1.20%            1.53%            1.92%            1.68%
          Net investment loss                     (1.10)%           (0.56)%          (1.01)%          (1.59)%          (0.98)%
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Technology Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2002, the value of securities loaned was $13,742,929. These loans were collateralized by U.S. Treasury securities of $219,721 and cash of $14,216,442 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
                                                      SHARES         AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      14,216,442       $14,216,442

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $7,701 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $9,094 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, wash sales and capital losses.

The tax character of distributions declared for the year ended August 31, 2001 was as follows:

                                                AUGUST 31, 2001
      ---------------------------------------------------------
      Distributions declared from:
        Ordinary income                              $2,394,022
        Long-term capital gain                        1,544,830
                                                     ----------
                                                     $3,938,852
        Tax return of capital                             1,057
                                                     ----------
      Total distributions declared                   $3,939,909
                                                     ==========

The fund paid no distributions for the year ended August 31, 2002.

During the year ended August 31, 2002, accumulated net investment loss decreased by $1,919,817, accumulated net realized loss on investments and foreign currency transactions decreased by $1,633, and paid-in capital decreased by $1,921,450 due to differences between book and tax accounting for currency transactions and net investment losses.

As of August 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                    $(97,574,082)
          Unrealized loss                               (23,975,647)
          Other temporary differences                   (66,592,789)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009 $(846,285) and August 31, 2010 $(96,727,797).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 2002 aggregate unreimbursed expenses amounted to $444,671.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net decrease of $3,364 as a result of the change in the fund's pension liability under this plan and a pension expense of $3,963 for inactive trustees for the year ended August 31, 2002. Also included in Trustees' compensation is a one-time settlement expense of $3,027 and a one-time transition expense of $31,903.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $31,309 for the year ended August 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Distribution Fee                                     0.10%      0.75%      0.75%
Service Fee                                          0.25%      0.25%      0.25%
                                                     -----      -----      -----
Total Distribution Plan                              0.35%      1.00%      1.00%
                                                     =====      =====      =====

MFS retains the service fee for accounts not attributable to a securities dealer, which for the year ended August 31, 2002, amounted to:

                                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Service Fee Retained by MFD                        $19,614       $791       $638

Fees incurred under the distribution plan during the year ended August 31, 2002, were as follows:

                                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Total Distribution Plan                              0.35%      1.00%      1.00%

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2002, were as follows:

                                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed           $4,286    $94,412     $7,153

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $264,173,154 and $247,444,888, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $116,466,474
                                                                 ------------
Gross unrealized depreciation                                    $(25,935,920)
Gross unrealized appreciation                                       1,959,578
                                                                 ------------
    Net unrealized depreciation                                  $(23,976,342)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          YEAR ENDED AUGUST 31, 2002          YEAR ENDED AUGUST 31, 2001
                                      ------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            12,133,829       $115,096,456        8,315,725       $140,885,001
Shares issued to shareholders in
  reinvestment of distributions          --                --                  72,866          1,629,892
Shares reacquired                      (9,835,893)       (90,929,354)      (4,231,703)       (64,418,423)
                                      -----------       ------------       ----------       ------------
    Net increase                        2,297,936       $ 24,167,102        4,156,888       $ 78,096,470
                                      ===========       ============       ==========       ============

Class B shares
                                          YEAR ENDED AUGUST 31, 2002          YEAR ENDED AUGUST 31, 2001
                                      ------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             1,838,580       $ 17,217,584        3,852,523       $ 71,494,408
Shares issued to shareholders in
  reinvestment of distributions          --                --                  56,809          1,267,228
Shares reacquired                      (1,801,545)       (15,356,633)      (1,475,513)       (22,710,576)
                                      -----------       ------------       ----------       ------------
    Net increase                           37,035       $  1,860,951        2,433,819       $ 50,051,060
                                      ===========       ============       ==========       ============

Class C shares
                                          YEAR ENDED AUGUST 31, 2002          YEAR ENDED AUGUST 31, 2001
                                      ------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             1,423,347       $ 13,137,398        2,304,618       $ 43,557,244
Shares issued to shareholders in
  reinvestment of distributions          --                --                  24,398            544,326
Shares reacquired                      (1,352,411)       (11,898,518)      (1,321,221)       (21,645,037)
                                      -----------       ------------       ----------       ------------
    Net increase                           70,936       $  1,238,880        1,007,795       $ 22,456,533
                                      ===========       ============       ==========       ============

Class I shares
                                          YEAR ENDED AUGUST 31, 2002          YEAR ENDED AUGUST 31, 2001
                                      ------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               306,677       $  2,701,685          267,519       $  4,756,474
Shares issued to shareholders in
  reinvestment of distributions          --                --                  10,437            234,935
Shares reacquired                        (322,150)        (3,124,067)        (180,715)        (3,042,523)
                                      -----------       ------------       ----------       ------------
    Net increase (decrease)               (15,473)      $   (422,382)          97,241       $  1,948,886
                                      ===========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $1,309 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

                 --------------------------------------------
 This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the Fund), including the portfolio of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                            /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 11, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV, IF
   APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.
-------------------------------------------------------------------------------

MFS(R) TECHNOLOGY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)








(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                      INVESTOR SERVICE
Massachusetts Financial Services Company                MFS Service Center, Inc.
500 Boylston Street                                     P.O. Box 2281
Boston, MA 02116-3741                                   Boston, MA 02107-9906

DISTRIBUTOR                                             For general information, call toll free:
MFS Fund Distributors, Inc.                             1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                     8 p.m. Eastern time.
Boston, MA 02116-3741
                                                        For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                      individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                     business day from 9 a.m. to 5 p.m. Eastern time.
                                                        (To use this service, your phone must be equipped
CUSTODIAN                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                        For share prices, account balances, exchanges or
AUDITORS                                                stock and bond outlooks, call toll free:
Ernst & Young LLP                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                        touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your          WORLD WIDE WEB
investment professional or, for an information          www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) TECHNOLOGY FUND                                       -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                             MTF-2  10/02   43M  98/298/398/898